Exhibit 10.7
PURCHASE AGREEMENT
     THIS PURCHASE AGREEMENT (“Agreement”), dated as of December 31, 2002 is entered into between McKESSON CAPITAL CORP., a corporation duly organized and existing under the laws of Delaware, with its principal office at One Post Street, San Francisco, California 94104 (“Seller”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Purchaser”), having an office at 20225 Watertower Blvd., Suite 300 Brookfield, Wisconsin 53045.
W I T N E S S E T H:
     WHEREAS, Seller is, among other things, in the business of leasing and financing the acquisition of various types of equipment, and in connection therewith, has originated or otherwise acquired interests in certain equipment financing transactions; and
     WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of Seller’s right to receive certain payments due to Seller pursuant to such financing transactions;
     WHEREAS, McKesson Corporation, a Delaware corporation and the parent company of Seller (“Parent”), will execute and deliver simultaneous herewith a guaranty of the obligations of Seller hereunder and under any ancillary documents executed in connection with the transactions contemplated herein in the form of Exhibit C hereto (the “Guaranty”); and WHEREAS, this Agreement is intended to state each party’s agreement with respect to such sale and purchase.
     NOW, THEREFORE, in consideration of these premises and the mutual promises and covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I.
CERTAIN DEFINITIONS
     Account shall mean any financing transaction listed on Exhibit A attached hereto and made a part hereof. Account Documents shall mean, with reference to each individual Account, the rental or lease agreements (whichever is applicable), any schedules, collateral security agreements, letters of credit, certificates of deposit, guaranties, bills of sale, assignments, cross-default and/or cross collateral agreements, or any other agreements, documents or instruments evidencing a payment obligation under, providing security for, or otherwise executed and delivered by any Account Party in connection with an Account, including any document evidencing any Credit Enhancement, but excluding any Ancillary Agreement.
     Account Party shall mean any renter, lessee, buyer, borrower, guarantor or other party named in any Account Document (other than any McKesson Affiliate) or otherwise obligated to make payments on any Account.

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     Affiliate shall mean with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person.
     Ancillary Agreements shall mean any maintenance agreement, services agreement, license or license agreement, software agreement, manufacturing or supply agreement, however designated, and any other agreements not relating to the payment of rental or lease amounts in respect of any Equipment, from time to time existing between any McKesson Affiliate and any Account Party or any Affiliate of any Account Party.
     Assignment shall mean the Bill of Sale and Assignment substantially in the form of Exhibit B to this Agreement.
     Business Day shall mean any day other than a day on which banking institutions in New York City are authorized or required by law to close.
     Closing Date Servicer Advances shall have the meaning specified in Section 3.2(a).
     Closing Payment Amount shall mean $117,931,996.67 (being the Preliminary Purchase Price less the Closing Date Servicer Advances).
     Confidential Information shall mean all trade secrets or confidential or proprietary information disclosed orally, visually or in writing by one party to this Agreement to the other party. Confidential Information shall include, without limitation, all information disclosed to Purchaser by Seller identifying, or with respect to, any customer of Seller. Confidential Information does not include information that: (i) is approved for release by the written authorization of Seller; (ii) Purchaser can show was already in its possession at the time of disclosure; (iii) is or becomes publicly available by other than unauthorized disclosure by Purchaser; (iv) is received by Purchaser from a third party who Purchaser reasonably believes is rightfully in possession of such information free of any obligation to maintain its confidentiality; or (v) is independently developed by Purchaser without access to the Confidential Information.
     Contract Rights shall mean the rights of Seller under the Account Documents to the extent related to the Payment Rights.
     Credit Enhancement shall mean any (i) security deposit, unapplied advance or rental or lease payment, (ii) investment certificate, certificate of deposit, hypothecation of investment or deposit account or like instrument, (iii) letter of credit, repurchase agreement, agreement of indemnity or guarantee, or (iv) recourse agreement, in each case, pledged, assigned, or transferred as security for the performance of any obligation to make a Payment.
     Equipment shall mean the equipment related to the Accounts.
     Event of Bankruptcy shall be deemed to have occurred with respect to a Person when:
               (a) Such Person shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court

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of competent jurisdiction shall determine that such Person is generally not paying its debts as they come due or such Person shall make a general assignment for the benefit of creditors;
               (b) Such Person shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegation of a petition filed against such Person in any such proceeding, or such Person shall, by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors;
               (c) any assignment of rights or delegations of duties by such Person with respect to its duties or rights under this Agreement, except as specifically permitted under this Agreement, or any attempt to make such an assignment or delegation; and
               (d) a petition against such Person in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions or any law providing for reorganization or winding up of debtors which may apply to such Person, any court of competent jurisdiction shall assume jurisdiction, custody or control of such Person, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days.
     Financial Institution shall mean any commercial bank, finance company or any other Person primarily engaged in the business of providing financial services or financial products, organized under the laws of the United States or any state thereof.
     Governmental Entity shall mean a federal, state, provincial, local, county, municipality or other governmental, regulatory or administrative agency, department, commission, board, bureau, or other authority or instrumentality, domestic or foreign.
     Lockbox Account shall have the meaning given to such term in the Services Agreement.
     Lockbox Account Documents shall have the meaning specified in Section 4.1(f).
     Loss shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees and other professional or expert fees), and damages to, loss of use of or decrease in value.
     Lien shall mean any lien, security interest, claim or encumbrance.
     MAH shall mean McKesson Automation Inc., a Pennsylvania corporation (successor in interest to McKesson Automated Healthcare Inc.).
     MAS shall mean McKesson Automation Systems Inc., a Louisiana corporation (successor in interest to McKesson Automated Prescription Systems Inc.).

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     McKesson Affiliate shall mean McKesson Corporation, together with each of its Subsidiaries.
     Payment Rights shall mean the rights to receive the Payments.
     Payments shall mean all lease or rental payments due or to become due on an Account as of the date hereof, and shall include without limitation late charges and all amounts due for Taxes to the extent that the Account Documents require that an Account Party is responsible therefor, but excluding (a) any payments required to be made to Seller in respect of any indemnity claim on account of Tax or third party obligations incurred by Seller in connection with any Equipment, Account or Account Document, (b) any payment owing upon any default, termination event or casualty event under any Account Document, to the extent relating to or providing compensation in respect of any residual interest in the Equipment, or (c) without duplication, any payments in respect of any Retained Payment Rights.
     Permitted Assignee shall mean any Person that (a) is a Financial Institution, (b) does not, either directly or through any of its Subsidiaries, engage in the Restricted Activities and (c) has agreed to be bound by Section 7.15 of this Agreement. For purposes of determining whether an Affiliate of Purchaser is a Permitted Assignee, such Affiliate shall satisfy clause (b) above so long as such Affiliate does not control directly or with Purchaser or any Subsidiary of Purchaser or such Affiliate a business engaged in the business described in such clause (b).
     Person shall mean any natural person, trust, corporation, limited liability company, estate, joint stock association, partnership, firm or Governmental Entity.
     Preliminary Purchase Price shall have the meaning specified in Section 3.2(a).
     Purchase Date shall mean the date on which Purchaser purchases the Purchased Assets and delivers the Closing Payment Amount to Seller.
     Purchase Price shall have the meaning specified in Section 3.2(a).
     Purchased Assets shall mean the Contract Rights and the Payment Rights.
     Restricted Activities shall mean providing information technology or software, or providing information technology support or services, to healthcare organizations and providers (including, without limitation, integrated delivery networks, hospitals, extended care facilities, physician group practices, home health providers, managed care providers and payors) relating directly or indirectly to the management of healthcare related resources, inventory, records, data, workflow, quality control systems or revenues, and other similar services engaged in by McKesson Information Solutions Inc. from time to time.
     Retained Payment Rights shall mean (i) all Ancillary Payments (as defined in the Services Agreement), (ii) all payments due or to become due in respect of rentals or leases of equipment other than the Equipment, (iii) payments due or to become due in respect of the Residual Interest (as defined in the Services Agreement), (iv) all payments due or to become due in respect of any sales, use or property tax or similar charge by any Governmental Authority with

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respect to any Equipment, and (v) any and all amounts payable to Seller pursuant to Section 7.17 of this Agreement.
     Software shall mean any proprietary software, in object code, licensed to an Account Party in connection with or in relation to any Equipment.
     Subsidiary shall mean, with respect to any Person, any entity of which more than 50% of the voting stock or other equity interest is owned directly or indirectly by such Person, or which is controlled by such Person, pursuant to any management agreement or otherwise.
     Taxes shall mean any and all federal, state, local or foreign taxes, fees, charges or assessments of any nature upon or in regard to the Purchased Assets, Accounts, the Account Documents or the related Equipment, levied or assessed at any time, including, but not limited to, any sales, use, transfer or similar taxes, transactions, intangibles, ad valorem, value-added, registration, title, license, stamp, personal property, Federal highway use, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever (other than and not including income or franchise taxes), together with any interest, penalties or additions thereto.
     UCC shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.
     Upgrade shall mean, in respect of any Equipment, any new release or any new version of such Equipment, or additional enhancements, functionality or features, for which the McKesson Affiliates charge their customers.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES
     Section 2.1 Representations and Warranties of Seller. Seller, as of the date hereof, hereby makes the following representations and warranties to Purchaser, each of which is true and correct on the date hereof:
          (a) Organization, Power and Qualification.
               (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing to do business in each jurisdiction in which the character of its properties or the nature of its activities requires such qualifications;
               (ii) Seller has full corporate power and authority to enter into this Agreement and to take any action and execute any documents required by the terms hereof;
               (iii) This Agreement and all related transactions (including, without limitation, the ability to transfer and convey the Purchased Assets) have been duly authorized by all necessary corporate proceedings, and this Agreement has been duly and validly executed and delivered by Seller, and, assuming due authorization, execution and delivery by Purchaser, is a legal, valid and binding obligation of Seller, enforceable in accordance with the terms hereof;

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               (iv) No consent, approval, authorization, order, registration or qualification of, or with, any court or regulatory authority or other governmental body having jurisdiction over Seller, the absence of which would adversely affect the legal and valid execution, delivery and performance by Seller of this Agreement or the documents and instruments contemplated hereby or the taking by Seller of any actions contemplated herein, is required;
               (v) None of Seller’s execution and delivery of this Agreement, Seller’s consummation of the transactions contemplated hereby or Seller’s fulfillment of or compliance with the terms and conditions of this Agreement conflicts with or results in a breach of or a default under any of the terms, conditions or provisions of any legal restriction by which Seller is a party or is now bound (including, without limitation, any judgment, order, injunction, decree or ruling of any court or governmental authority, or any federal, state, local or other law, statute, rule or regulation) or any covenant or agreement or instrument to which Seller is now a party, or by which Seller or any of Seller’s property is now bound, and none of such execution, delivery, consummation or compliance by Seller will violate or result in a violation of the Certificate of Incorporation or By-Laws of Seller;
               (vi) Seller has valid title to the Purchased Assets, free and clear of any Lien, and Seller has not previously assigned, sold or hypothecated any interest that it has in any Purchased Asset, and upon consummation of the transactions contemplated hereby, Seller will convey to Purchaser the Purchased Assets and will be entitled to all of the benefits due and owing to Seller under the Account Documents relating to the Purchased Assets;
               (vii) There is no action, suit or proceeding pending, or, to the knowledge of Seller, threatened, against Seller in any court or by or before any Governmental Entity which would materially affect the ability of Seller to carry out the transactions contemplated by this Agreement; and
               (viii) The chief executive office of Seller is the address stated in the recitals above.
          (b) Account Representations. The parties acknowledge that Seller is a party to the Master Lease Receivables Purchase Agreement dated as of January 1, 2000 between Seller and McKesson Automated Healthcare, Inc., a Pennsylvania corporation (“MAH”), and the Lease Receivables Purchase and Service Agreement dated as of October 1, 2001 between Seller and McKesson Automation Systems Inc., a Louisiana corporation (“MAS”), pursuant to which Seller has acquired its interest in the Purchased Assets and the Equipment. For each Account:
               (i) Each Account and Account Document is genuine and, in reliance, in part, on Purchaser’s representation in Section 2.2(c)(vi) herein, all of the Purchased Assets are assignable by Seller to Purchaser without the prior written consent of, or prior notice to, any Account Party;
               (ii) Each Account was originated in connection with the sale, financing or refinancing of one or more units of Equipment for commercial or other business use, and all costs, fees and expenses of Seller, MAH or MAS, as the case may be, incurred in connection

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with the closing or commencement of each such Account and any Account Document have been paid;
               (iii) Each Account was originated by MAH or MAS, as the case may be, and interests therein acquired by Seller, in each case, in the ordinary course of business of MAH, MAS or Seller, as the case may be;
               (iv) The terms and conditions contained in the Account Documents reflect the entire agreement between parties thereto in relation to the Payment Rights and there are no other oral or written agreements or representations to which Seller is a party in connection therewith;
               (v) None of Seller, MAH nor MAS, as the case may be, has directly or indirectly, in any way, extended or otherwise restructured the payment terms or any other material term or condition of any Account Document affecting or relating to any Payment Right, or made any extension or other accommodation to any Account Party for purposes of changing or beneficially affecting the delinquency status of any Account;
               (vi) Purchaser has been provided with a copy of each form of lease agreement and rental agreement affecting or relating to any Payment Rights and there has been no material deviations therefrom in any provisions that could reasonably be expected to have a material adverse effect on the enforceability of the Payment Rights;
               (vii) All names, addresses, amounts, dates, signatures and other statements of facts contained in the Account Documents are genuine, true and correct in all material respects, to the extent that any inaccuracy or lack of correctness would reasonably be expected to have an adverse effect upon any Payment Right;
               (viii) Exhibit A correctly reflects Seller’s best estimate of the total amount of Payments to be made on each Account that will be payable to Purchaser after the date hereof (net of any sales, use or similar taxes thereon);
               (ix) No Payment on an Account to which Seller is entitled that has a due date after the date hereof has been prepaid;
               (x) Each Account Document complies in all material respects with all applicable federal, state, local and other laws, rules, regulations and requirements promulgated by any Governmental Entity with respect to the creation of such obligation, the billing or collection of discounts, fees or similar charges, the amount of interest or other charges which may be collected and the disclosure of discounts, fees, interest or other charges, including without limitation, laws pertaining to usury, truth-in-lending, installment or conditional sales and sales financing; each Account Document represents the legal, valid and binding obligation of such Account Party, enforceable under all applicable laws against such Account Party in accordance with its terms, except to the extent that enforcement of remedies may be limited by applicable bankruptcy, insolvency or similar laws; to the Seller’s knowledge, neither the billing and collection nor the enforcement of any Account Document in accordance with express contractual terms thereof will result in the violation of any laws heretofore enacted by or regulations promulgated or heretofore issued by any Governmental Entity;

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               (xi) Except as set forth at Schedule 2.1(b)(xi), no Account is delinquent in the payment of any amount due thereunder, no Event of Bankruptcy has occurred and is continuing with respect to any Account Party, each Account is without default as to payment thereunder or under any Account Document and no Account or Account Document is subject to any legally valid defense, setoff, claim, recoupment, deduction, right of rescission or counterclaim (other than any existing under a contract, instrument or agreement between any Account Party and Purchaser);
               (xii) Except as set forth at Schedule 2.1(b)(xii), there are no claims, suits, actions, administrative, arbitration or other proceedings or governmental investigations, including, without limitation, any counterclaims or claims by any Account Party, pending or, to the knowledge of Seller, threatened against Seller, MAH or MAS relating to the Accounts or the acquisition, collection or administration of the Accounts; none of MAH, MAS or Seller has received any notice of, and, to the knowledge of Seller, there is no valid basis for, any claim or assertion of liability against MAH, MAS or Seller relating to the Accounts or the acquisition, collection or administration thereof; none of MAH, MAS or Seller has been party to any proceeding, and, to the knowledge of Seller, there has not been any investigation by or before any regulatory authority in connection with the business practices of MAH, MAS or Seller with respect to the Accounts, or the acquisition, collection or administration thereof;
               (xiii) Any down payment or advance rental or lease payment that may be required to be paid by an Account Party pursuant to the Account Documents on the Equipment related to each Account has been fully paid in cash and no part thereof has been loaned, directly or indirectly, by MAH, MAS or Seller (or by any predecessor-in-interest to MAH, MAS or Seller), as the case may be;
               (xiv) All Equipment has been delivered to, and unconditionally and irrevocably accepted under and for purposes of the applicable Account Document, by the Account Party;
               (xv) Seller has no knowledge of noncompliance of any Equipment with any applicable federal, state, local or other law, rule or regulation and, to the best of Seller’s knowledge, all Equipment is in good and working condition;
               (xvi) MAH or MAS, as the case may be, has valid title to or a perfected security interest in, with respect to Account Documents constituting “leases intended as security” (as such term is interpreted under applicable provisions of the UCC) only, the Equipment, free and clear of any Lien; Seller has valid title to or a perfected security interest in the Purchased Assets and, with respect to Purchased Assets relating to Account Documents constituting “leases intended as security” (as such term is interpreted under applicable provisions of the UCC) only, the Equipment, free and clear of any Lien; and none of MAH, MAS or Seller, as the case may be, has previously assigned, sold or hypothecated any interest that it has in any Purchased Asset or Equipment;
               (xvii) Attached hereto as Schedule 2.1(b)(xvii) is a list, by item or type, of Credit Enhancements that have been issued for the benefit of Seller to secure any Payment; (xviii) No part of any property in which a security interest has been created to secure any

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obligation to make a Payment has been released from such security interest except for releases in cases of repairs and replacements;
               (xviii) No part of any property in which a security interest has been created to secure any obligation to make a Payment has been released from such security interest except for releases in cases of repairs and replacements;
               (xix) None of MAH, MAS or Seller, as the case may be, has collected and is not holding any Credit Enhancement that constitutes a security deposit or prepaid amount relating to any Payment;
               (xx) Except as provided at Schedule 2.1(b)(xx), the Equipment is properly insured as required by the Account Documents, and, to Seller’s knowledge, none of MAH, MAS or Seller, as the case may be, has been informed of nor received any notice of any pending claims by or through any Account Party against the manufacturer or supplier of any of the Equipment based on express or implied warranties, product liability or otherwise;
               (xxi) Except as set forth in Schedule 2.1(b)(xi), each Account Party is in full compliance with the Account Documents, except to the extent any noncompliance would not reasonably be expected to have an adverse effect upon any Payment Right;
               (xxii) Each Account Document constituting a promissory note, certificated security (as defined in the UCC), bond, warrant or chattel paper (as defined in the UCC) obtained as collateral, is the original and only original of such document and is in the possession of Seller;
               (xxiii) Except as provided at Schedule 2.1(b)(xxiii), all outstanding Taxes levied or assessed against each respective Account or the related Equipment have been fully paid by Seller or by the Account Party, as the case may be;
               (xxiv) Except as set forth at Schedule 2.1(b)(xxiv), MAH or MAS, as the case may be, has filed UCC financing statements in respect of each Account, naming the applicable lessee as debtor and specifying the Equipment as collateral or subject to a lease; and Seller has filed UCC financing statements in respect of the Purchased Assets and the Equipment;
               (xxv) No Credit Enhancement that constitutes a broker fee or reserve or any other commission or similar fee directly, or indirectly, is due or owing now or in the future with respect to any Account; and
               (xxvi) There are no civil, criminal or administrative actions, suits, claims, hearings, injunctive proceedings, investigations or proceedings (including, but not limited to, any counterclaims) pending or threatened against Seller or any Affiliate of Seller with respect to any Account or Account Document, and none of MAH, MAS or Seller has received any notice in respect thereof.
          (c) Brokers. No person acting on behalf of Seller or under the authority of Seller, is or will be entitled to any brokers’ or finders’ fee or any other commission or similar fee,

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directly or indirectly, from any of the parties hereto in connection with any of the transactions contemplated hereby.
     Section 2.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as of the date hereof as follows:
          (a) Organization, Power and Qualification.
               (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing to do business in each jurisdiction in which the character of its properties or the nature of its activities requires such qualification;
               (ii) Purchaser has full corporate power and authority to enter into this Agreement and to take any action and execute any documents required by the terms hereof;
               (iii) This Agreement has been duly authorized by all necessary corporate proceedings, has been duly and validly executed and delivered by Purchaser, and, assuming due authorization, execution and delivery by Seller, is a legal, valid and binding obligation of Purchaser, enforceable in accordance with the terms hereof;
               (iv) No consent, approval, authorization, order, registration or qualification of, or with, any court of law or regulatory authority or other governmental body having jurisdiction over Purchaser, the absence of which would adversely affect the legal and valid execution, delivery and performance by Purchaser of this Agreement or the purchase contemplated hereunder, is required;
               (v) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or result in a breach of or a default under any of the terms, conditions or provisions of any legal restriction (including, without limitation, any judgment, order, injunction, decree or ruling or any court or governmental authority, or any federal, state, local or other law, statute, rule or regulation) or any covenant or agreement or instrument to which Purchaser is now a party, or by which Purchaser or any of Purchaser’s property is bound, nor does such execution, delivery, consummation or compliance violate or result in the violation of the Certificate of Incorporation or By-Laws of Purchaser;
          (b) Brokers. No person acting on behalf of the Purchaser or under the authority of Purchaser is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from any of the parties hereto in connection with any of the transactions contemplated hereby.
          (c) Purchaser’s Business; Diligence; Non-Reliance.
               (i) Purchaser is entering into this Agreement in the ordinary course of its business;

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               (ii) Purchaser has obtained and is in good standing under all licenses, consents and approvals of any and all Governmental Entities as necessary in order to undertake the transactions contemplated by this Agreement, including, without limitation, in respect of usury laws;
               (iii) Purchaser does not engage in the Restricted Activities;
               (iv) Purchaser is acquiring the Purchased Assets for its own account for investment and not with a view or intent to resell or distribute the Purchased Assets. Purchaser understands that, accordingly, the Purchased Assets and the transaction contemplated hereby are not registered under the Securities Act of 1933, as amended, or state securities or “blue sky” laws, and that the Purchased Assets are being sold to it in a transaction that is exempt from securities registration requirements under such laws. If in the future Purchaser decides to dispose of the Purchased Assets, it agrees that it will do so only in a transaction exempt from the Securities Act of 1933, as amended, and exempt under state securities or “blue sky” laws;
               (v) Purchaser (A) has reviewed the Account Documents and other due diligence materials requested by or made available to it as it deems appropriate and has consulted with its own legal, accounting, equipment and tax advisors with respect thereto; (B) has made an independent credit investigation and evaluation of Seller and the financing terms that are the subject of the Account Documents on the basis of such information as it has deemed appropriate; (C) has entered into this Agreement on the basis of its own independent evaluation; (C) will continue to make its own credit decisions, based on such information as it deems appropriate, in connection with the Purchased Assets; and (E) has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of acquiring the Purchased Assets. Purchaser acknowledges that it has relied on no representations or warranties of Seller other than those set forth expressly in this Agreement and the Services Agreement; and
               (vi) Purchaser is a Financial Institution.
ARTICLE III.
CERTAIN AGREEMENTS OF THE PARTIES
     Section 3.1 Agreement to Purchase and Sell. In reliance upon the representations and warranties set forth above and subject to the fulfillment of all the terms and conditions of this Agreement, Seller hereby agrees to sell, assign, transfer and set over to Purchaser, and Purchaser hereby agrees to purchase, and without recourse to Seller or any other McKesson Affiliate, except as provided in Section 6.1 and Section 6.2 hereof, the Purchased Assets. Said sale and assignment of the Purchased Assets shall be effective as of the date hereof, subject to satisfaction of the conditions specified in Section 4.1 and Section 4.2 hereof. Contemporaneously with the Closing, Seller shall execute and deliver the Bill of Sale and Assignment in the form of Exhibit B hereto and in accordance with Section 4.1 hereof. THIS AGREEMENT IS INTENDED TO REFLECT A SALE OF 100% OF SELLER’S RIGHT, TITLE AND INTEREST IN AND TO THE PURCHASED ASSETS AND SHALL IN NO WAY BE CONSTRUED AS AN EXTENSION OF CREDIT BY PURCHASER TO SELLER.

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     Section 3.2 Purchase Price.
          (a) The aggregate purchase price is $120,166,811.44 (the “Preliminary Purchase Price”), subject to adjustment pursuant to Section 3.3 herein (as so adjusted, the “Purchase Price”), which amount includes Servicer Advances (as defined in the Services Agreement and as described in Schedule 2.1(b)(xi)) in the amount of $2,234,814.77, subject to adjustment pursuant to Section 3.3 herein (the “Closing Date Servicer Advances”). The portion of the total Purchase Price allocable to the fees for Management Services (as defined in the Services Agreement) to be performed by Seller under the Services Agreement equals $500,000. Purchaser shall pay (i) the Closing Payment Amount, and (ii) if the Purchase Price less the Closing Date Servicer Advances is greater than the Closing Payment Amount, the amount by which the Purchase Price less the Closing Date Servicer Advances exceeds the Closing Payment Amount, to Seller, in any case without deduction, setoff, claim or counterclaim, by wire transfer of immediately available funds, to Seller’s account in accordance with Schedule 3.2(a). The Seller shall, if the Closing Payment Amount is greater than the Purchase Price less the Closing Date Servicer Advances, pay the amount by which the Closing Payment Amount exceeds the Purchase Price less the Closing Date Servicer Advances to Purchaser, without deduction, setoff, claim or counterclaim, by wire transfer of immediately available funds, to Purchaser’s account in accordance with Schedule 3.2(a).
          (b) The sale and assignment made in this Section shall not diminish, alter or affect in any way any Account Party’s obligations under any Account or the related Account Documents, which are and shall be in full force and effect.
     Section 3.3 Post-Closing Procedures.
          (a) During the period of sixty (60) days following the date hereof, each of Seller and Purchaser shall be entitled to perform all procedures and take any other steps that it deems appropriate to confirm that the information set forth on Exhibit A is true, complete and correct and conforms with the terms and conditions of the Account Documents. Within such 60-day period, each of Seller and Purchaser may, by delivery of a writing to the other party, propose changes to the information set forth in such specified columns of Exhibit A (“Proposed Changes”) and suggested adjustments to the Purchase Price using a discount rate of 6.21% applied to scheduled future Payments as of the date hereof (“Proposed Adjustments”), each calculated as the increase or decrease in the Payment balance resulting from the Proposed Change, such change to be calculated in accordance with generally accepted accounting principles in the United States consistent with Seller’s past practices.
          (b) If Seller shall fail to respond to any of Purchaser’s Proposed Changes or Proposed Adjustments within thirty (30) days after receipt by Seller thereof, Seller shall be deemed to have accepted such Proposed Change or Proposed Adjustment. If Purchaser shall fail to respond to any of Seller’s Proposed Changes or Proposed Adjustments within thirty (30) days after receipt by Purchaser thereof, Purchaser shall be deemed to have accepted such Proposed Change or Proposed Adjustment.
          (c) In the event of any dispute between Seller and Purchaser regarding any Proposed Change or Proposed Adjustment that cannot be resolved within thirty (30) days after

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receipt thereof by Seller or Purchaser, as applicable, each of Seller and Purchaser shall have the right, upon delivery of written notice to the other party, to require that such dispute be resolved by a public accounting firm with nationally recognized auditing expertise, which shall be jointly selected by Purchaser and Seller and, if Seller and Purchaser cannot so agree, shall be selected by lot from two or more public accounting firms with nationally recognized auditing expertise, each of whom shall not have been selected by Parent or General Electric Company to audit its consolidated financial statements for the then-current fiscal year or any of the three immediately preceding fiscal years (the “Selected Accounting Firm”). The Selected Accounting Firm shall resolve only issues upon which Purchaser and Seller have been unable to agree. Seller and Purchaser shall use commercially reasonable efforts to enable the decision of the Selected Accounting Firm to be rendered within thirty (30) Business Days after the appointment of the Selected Accounting Firm. Each of Seller and Purchaser reserves all legal and other equitable rights and remedies to enforce or challenge the decision rendered by the Selected Accounting Firm.
          (d) Each of Seller and Purchaser shall pay its own fees and expenses in connection with the tasks outlined in this Section 3.3. All fees and expenses of the Selected Accounting Firm shall be borne pro rata by Seller and Purchaser in proportion to the allocation of the disputed amount between Seller and Purchaser by the Selected Accounting Firm, such that the prevailing party pays a lesser portion, or none, of such fees and expenses.
ARTICLE IV.
CONDITIONS TO PURCHASE
     Section 4.1 Purchaser’s Conditions Precedent to Purchase. The obligation of Purchaser to purchase the Purchased Assets is subject to the fulfillment (or waiver by Purchaser) of each of the following conditions precedent:
          (a) Purchaser shall receive an Assignment and Bill of Sale in the form of Exhibit B attached hereto, executed by Seller;
          (b) Seller shall not be in default in the performance of any obligation hereunder or under the Services Agreement in any material respect, and all representations and warranties of Seller contained herein or in the Services Agreement shall be true and correct in all material respects;
          (c) No MCC Event of Default (as defined in the Services Agreement) shall have occurred and be continuing;
          (d) Seller shall have executed and delivered to Seller the Services Agreement in the form attached hereto as Exhibit D (the “Services Agreement”); and
          (e) Seller shall cause to be delivered to Purchaser, in form and substance satisfactory to Purchaser, such opinions of counsel as Purchaser may reasonably request regarding certain issues related to the transactions contemplated herein, including, without limitation, (1) the status of Seller, (2) the perfection of a security interest in the Purchased Assets

13

in favor of Purchaser, and (3) the enforceability of the Assignment and Bill of Sale in favor of Purchaser.
     Section 4.2 Seller’s Conditions Precedent to Purchase. The obligation of Seller to sell to Purchaser the Purchased Assets is subject to the fulfillment (or waiver by Seller) of each of the following conditions precedent:
          (a) Purchaser shall deliver to Seller the Closing Payment Amount in accordance with Section 3.2(a) hereof;
          (b) Purchaser shall have executed and delivered to Seller the Services Agreement; and
          (c) The Purchaser shall not be in default in the performance of any obligation hereunder or under the Services Agreement in any material respect, and all representations and warranties of Purchaser contained herein or in the Services Agreement shall be true and correct in all material respects.
ARTICLE V.
PROTECTION OF PURCHASER
     Section 5.1 UCC-1 Financing Statements; Turnover of Documents to Purchaser.
          (a) Where applicable, Seller at its own expense will execute and deliver to Purchaser, within five (5) Business Days following the date hereof, financing statements on Form UCC-1 prepared by Purchaser necessary to perfect Purchaser’s first priority security interest in the Purchased Assets.
          (b) If requested by Purchaser, Seller, at its own cost and expense, will promptly deliver to Purchaser copies of any or all Account Documents to the extent relating to the Purchased Assets. Notwithstanding the foregoing, upon the termination by Purchaser of the Services Agreement pursuant to Section 11 of the Services Agreement, Seller shall, at its own cost and expense, deliver to Purchaser promptly following such default: (i) originals of any or all Account Documents constituting chattel paper (as defined in the UCC); (ii) originals of all Account Documents relating solely to the Purchased Assets; (iii) copies of all other Account Documents; and (iv) such other memorialized data, documents and records related to the documents referenced in clauses (i), (ii) and (iii) above (including without limitation true copies of any computer tapes and data in computer memories) as Purchaser may reasonably deem necessary to enable it to enforce its rights thereunder or protect its position as owner or holder of the Purchased Assets. In addition, in the event that Purchaser assumes servicing responsibilities for any Account pursuant to Section 2 of Exhibit A to the Services Agreement, the Seller shall deliver the documents described in clauses (i) through (iv) above that relate to such Account. After any delivery under this Section 5.1(b), Seller will not keep or retain any executed counterpart or other copy of any such documents referenced in clauses (i) and (ii) above, or related material, without clearly marking the same to indicate conspicuously that the same is not the original and that transfer thereof does not transfer any rights against any Account Party or any other Person. Notwithstanding any provision to the contrary contained herein, Seller shall

14

have no obligation to deliver to Purchaser any documents relating to Exempt Materials (as defined in the Services Agreement).
     Section 5.2 Protection of Ownership Interest of Purchaser.
          (a) Seller will from time to time do and perform any and all acts (other than the payment of money) and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statements or continuation statements relating to the Purchased Assets, the Accounts and/or the interests purchased pursuant hereto) for filing under the provisions of the UCC or other applicable statute of any applicable jurisdiction, the execution, amendment or supplementation of any instrument of transfer as may be reasonably requested by Purchaser in order to effect the purposes of this Agreement and the sale contemplated hereunder and to perfect and protect the interest of Purchaser in the Purchased Assets against all Persons whomsoever to the maximum extent necessary to protect Purchaser’s interest; provided, however, that, notwithstanding the foregoing, so long as no MCC Event of Default or MCC Change of Control (each as defined in the Services Agreement) has occurred and is continuing, Seller shall be under no obligation (i) to obtain any estoppel, waiver or consent from any Person relating to or in respect of any Equipment, (ii) to deliver original counterparts of any or all Account Documents to Purchaser, or (iii) to notify any Account Party of Purchasers’ interest in the Purchased Assets. Notwithstanding the foregoing, in the event that Purchaser assumes servicing responsibilities for any Account pursuant to Section 2 of Exhibit A to the Services Agreement, Purchaser shall have the right to cause Seller to take the actions described in clauses (i) through (iii) above with respect to such Account.
          (b) As of the date hereof, Purchaser is hereby designated Seller’s attorney-in-fact to sign and file, on behalf of Seller, financing and continuation statements and amendments thereto and any other documentation pertaining to the Purchased Assets and any other interests purchased pursuant hereto, to the extent consistent with the proviso contained in Section 5.2(a).
     Section 5.3 Administration of Taxes.
          (a) Payment of Taxes. After the date hereof, Seller shall pay all Taxes as levied by any taxing authority in any jurisdiction (i) with respect to the Payments and Purchased Assets on or prior to the date hereof and (ii) with respect to the Equipment and the Retained Payment Rights, and Purchaser or its Affiliates shall pay all Taxes as levied by any taxing authority in any jurisdiction with respect to the ownership of the Payments and Purchased Assets after the date hereof. Notwithstanding the foregoing, in the case of Taxes that are not the direct responsibility of Seller, MAH or MAS or Purchaser (including Taxes for which Seller, MAH or MAS or Purchaser is secondarily liable as collection agent), Seller or Purchaser, as the case may be, shall only be liable hereunder to the extent payment is received on account of such Taxes from the applicable Account Party. For purposes of this Section 5.3(b), (i) personal property taxes in respect of which the assessment (lien) date occurs on or before the date hereof shall be deemed to be Taxes levied by a taxing authority with respect to the ownership of the Purchased Assets on or prior to the date hereof and (ii) personal property taxes in respect of which the assessment (lien) date occurs after the date hereof shall be deemed to be Taxes levied by a taxing authority with respect to the ownership of the Purchased Assets after the date hereof.

15

          (b) Cooperation with Respect to Tax Returns. Purchaser and Seller agree to furnish or cause to be furnished to each other, and each at their own expense, as promptly as practicable, such information and assistance as is reasonably necessary for the filing of any Tax return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any adjustment or proposed adjustment with respect to Taxes or any appraisal of the Purchased Assets. Seller shall retain in its possession all Tax returns and tax records relating to the Payments and the Purchased Assets that might be relevant to any taxable period ending on or prior to the date hereof until the relevant statute of limitations has expired. After such time, Seller may dispose of such materials, provided that prior to such disposition Seller shall give Purchaser a reasonable opportunity to take possession of such materials.
          (c) Transfer Taxes. Seller shall be liable for and shall pay (and shall indemnify and hold harmless Purchaser against) all sales, use, stamp, documentary, filing, recording, transfer or similar fees or taxes or governmental charges (including, without limitation, UCC filing fees, title recording or filing fees and other amounts payable in respect of transfer filings) as levied by any Governmental Entity in connection with the transactions contemplated by this Agreement (other than taxes measured by or with respect to income imposed on Purchaser or its Affiliates).
          (d) Income Tax. Notwithstanding anything set forth in this Agreement, or in the Services Agreement or the Assignment, Seller shall not be responsible to Purchaser, and Purchaser shall not be responsible to Seller, for any federal, state or local taxes based upon or measured by net income or gains from the sale, transfer and assignment of the Purchased Assets from Seller to Purchaser.
ARTICLE VI.
REPURCHASE AND INDEMNITY
     Section 6.1 Mandatory Repurchase. In the event of a Loss related to a Purchased Asset, solely to the extent arising from or directly related to a breach by Seller of any of its representations or warranties set forth in Article II of this Agreement, Seller will, within ten (10) Business Days after receipt of notice of such Loss (such notice to be delivered by Purchaser within 30 days after first becoming aware of the incurrence of such Loss and to contain in reasonable detail a description of such Loss and the relationship to such underlying breach), without first requiring Purchaser to proceed against any Account Party or any other Person for any security, repurchase the Purchased Asset directly affected thereby and pay Purchaser in cash an amount equal to (a) the portion of the Purchase Price allocable to such Purchased Asset (such allocation to be undertaken on a ratable basis, in accordance with the relative discounted Payments as of the Purchase Date), less (b) the amount of all Payments previously paid to Purchaser and allocable to such Purchased Asset, discounted to the Purchase Date at a per annum rate of 6.21%, plus (c) interest on the difference of (a) minus (b) calculated from the Purchase Date to the date of payment at 6.21% per annum. Upon receipt of such payment by Seller, Purchaser shall reassign the Purchased Asset, without recourse against or warranty by Purchaser, and shall promptly deliver a release regarding such Purchased Asset to Seller. Such payment shall constitute liquidated damages, and shall be the sole and exclusive remedy available to Purchaser in connection with or in respect of any such breach of representation and warranty.

16

     Section 6.2 Indemnification. Seller shall indemnify and save harmless Purchaser, its successors and Permitted Assigns from and against any and all suits, claims, counterclaims, Losses or liabilities of any kind Purchaser shall suffer as a result of: (a) any negligence of Seller, or of any agent or employee of Seller, or any warranty given by Seller in respect of the purchase, installation, delivery, maintenance and condition of any Equipment; any breach by Seller of any warranty, representation, covenant or agreement contained herein or in the Services Agreement, or in any Account Document not fully covered under Section 6.1 above; (c) any Loss, liability, demand or cause of action and any expense incidental to the defense thereof by Purchaser from the use, possession, operation or installation of any Equipment; and (d) any Taxes (including, without limitation, any sales tax, use tax, excise tax, personal property tax, assessments and ad valorem tax) and any governmental charges, fees, fines or penalties whatsoever, levied against any Payment for any periods prior to the date hereof and not paid by the respective Account Party or Seller and including any Taxes arising on the purchase and sale contemplated hereunder; provided, however, that, except for any indemnity sought pursuant to Section 6.2(b) above as to which this proviso shall not apply, notwithstanding any term or provision hereof to the contrary, Seller shall be under no obligation to indemnify or save harmless Purchaser, its successors or assigns, from or against any suits, claims, counterclaims, Losses or liabilities of any kind that Purchaser shall suffer (i) solely to the extent arising from or directly related to any such indemnified Person’s negligence or willful misconduct, (ii) to the extent the same constitutes directly or indirectly recourse for uncollectible or uncollected Payments, or (iii) to the extent resulting from any Event of Bankruptcy of any Account Party, or the unexcused failure of any Account Party to perform in accordance with the terms of the applicable Account Documents.
     Section 6.3 Survival. The rights and obligations of Seller under this Article 6 shall survive the execution of this Agreement, consummation of the purchase and sale contemplated hereunder, any Payment or any repurchase by Seller of any Purchased Asset.
ARTICLE VII.
MISCELLANEOUS
     Section 7.1 Recording and Other Fees. Seller agrees to pay all recording fees, assessments or other statutory fees necessary to perfect Purchaser’s interests in the Purchased Assets purchased hereunder or in consummating the transactions contemplated hereby.
     Section 7.2 Successors and Assigns. Seller may not assign all or any of its rights or delegate all or any of its duties hereunder, other than to a McKesson Affiliate. Subject to Section 16 of the Services Agreement, Purchaser may assign its rights hereunder to a Permitted Assignee without affecting Seller’s duties and obligations hereunder, including, without limitation, any indemnification and recourse obligations of Seller hereunder, provided, however, that no such assignment shall have the effect of increasing the recourse obligations of Seller.
     Section 7.3 Payments; Calculations.
          (a) Each payment to be made hereunder by Seller (not including payments from Account Parties being forwarded by Seller in its capacity as servicer under the Services

17

Agreement) shall be made on the required payment date in lawful money of the United States and in immediately available or same day funds.
          (b) Any calculation of interest made under this Agreement shall be determined on the basis of a year of 365 days, actual days elapsed.
          (c) If Seller fails to pay any amount that may become due to Purchaser hereunder on its due date, then (i) interest shall accrue thereon from the due date until paid in full at a rate equal to 4% per annum, and (ii) Seller shall reimburse Purchaser upon demand for any and all collection costs (including, without limitation, reasonable attorneys’ fees) incurred by Purchaser.
     Section 7.4 Waivers. Except to the extent specific time periods are specified for exercising any power, right or remedy, no failure or delay on the part of Seller or Purchaser in exercising any power, right or remedy under this Agreement or, in the case of Purchaser, any assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.
     Section 7.5 Notices; Publicity.
          (a) All communications and notices pursuant hereto, to any party shall be in writing and addressed or delivered to it at its address shown in the opening portion of this Agreement, or at such other address as may be designated by it by notice to the other party and shall be effective when received.
          (b) There shall be no press release or public announcement with respect to this Agreement or the transactions contemplated hereby without both Seller’s and Purchaser’s prior written consent.
     Section 7.6 Deliveries to Purchaser. All terms and amounts to be delivered, remitted or otherwise furnished by Seller to Purchaser pursuant hereto or in connection herewith shall, except as otherwise provided for herein, be delivered, remitted or furnished to Purchaser at its office at 20225 Watertower Blvd., Suite 300 Brookfield, Wisconsin 53045, or at such other place as may be agreed upon.
     Section 7.7 Merger and Integration; Amendments, Etc. This Agreement, the Services Agreement and the other agreements and instruments delivered hereunder set forth the entire understanding of the parties relating to the subject matter hereof, and all other and/or prior understandings, written or oral, are hereby superseded. This Agreement may not be modified, amended, waived, terminated or supplemented except in accordance with its express terms and in writing executed by Seller and Purchaser.
     Section 7.8 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References to any Section are to such Section of this Agreement.

18

     Section 7.9 Governing Law. This Agreement shall be governed by the internal substantive laws of the State of New York (excluding its choice of law provisions).
     Section 7.10 Counterparts. This Agreement may be signed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original and all of which shall be taken together as one and the same agreement.
     Section 7.11 Severability. If any provision hereby is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision herein in such or any other jurisdiction.
     Section 7.12 Survival of Duties, Warranties and Representations. Each party hereto covenants that its respective duties, warranties and representations set forth in this Agreement, and in any document delivered or to be delivered in connection herewith, shall survive the execution of this Agreement and the closing of the transactions contemplated hereunder.
     Section 7.13 Jury Trial Waivers. SELLER AND PURCHASER EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN SELLER AND PURCHASER. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law statutory claims). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE AGREEMENT OR ANY RELATED DOCUMENTS. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     Section 7.14 Security Interest. The parties hereto intend that the transactions contemplated herein shall constitute a purchase and sale of the Purchased Assets. If, notwithstanding the foregoing, a court of competent jurisdiction were to hold that the purchase of the Purchased Assets hereunder does not constitute a valid sale or transfer of the Purchased Assets as set forth above, but instead constitutes a loan in the amount of the Purchase Price or otherwise, then this Agreement shall be deemed a present grant of a security interest (within the meaning of the UCC) in favor of the Purchaser and all of the Seller’s right, title and interest in and to the Purchased Assets, the Equipment and the Lockbox Account to secure such loan in the initial amount of the Purchase Price. Seller hereby grants a first priority security interest to the Purchaser in all of the Seller’s right, title and interest in and to the Purchased Assets, the Equipment and the Lockbox Account, and this Agreement shall constitute a security agreement within the meaning of the UCC.

19

     Section 7.15 Confidentiality.
          (a) Purchaser agrees that, except as required by judicial order or governmental laws or regulations, Purchaser shall use the Confidential Information solely for the purpose of administering and enforcing the transactions contemplated herein and in the Services Agreement and any document or instrument related thereto. Purchaser agrees to hold the Confidential Information in confidence by security measures, devices and procedures equal to those used by it in securing its own confidential documents, but in any event, by no less than a reasonable degree of care. Purchaser further agrees that the Confidential Information shall be disclosed by it only to those of its Affiliates, and those directors, officers, employees and representatives, including attorneys, accountants and auditors, of Purchaser who need to know such Confidential Information for the purpose of administering and enforcing the transactions contemplated herein and in the Services Agreement and any document or instrument related thereto, and, in the case of officers, directors and employees, who are engaged solely in the affairs of Purchaser (and not of any Affiliate of Purchaser that now or hereafter engages in the Restricted Activities).
          (b) Seller agrees that it will not, and will instruct its representatives not to, disclose to any other Person any deal structuring or pricing information or strategies provided to it by Purchaser.
     Section 7.16 Regulation. Seller and Purchaser acknowledge and agree that the sale and purchase of the Purchased Assets contemplated by this Agreement and the transactions contemplated herein do not constitute a transaction for which a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is necessary or required.
     Section 7.17 Upgrades; Extension; Lessee Purchase Options.
          (a) Upgrades. Notwithstanding any provision to the contrary contained herein, in the event that any Account Party elects to rent, lease or purchase any Upgrade pursuant to the terms of any Account Document, that requires the execution and delivery of a new Account Document in replacement of or supplement to the then existing Account Documents (“Upgrade Account Document”), Purchaser agrees that any resulting increase in the lease, rental or other payments to be paid under the Existing Account Document and Upgrade Account Document on account of any such Upgrade shall be for the account of and paid to, Seller (and the remaining original portion of such lease, rental or other payment shall continue to be paid to Purchaser).
          (b) Lease Renewals and Extensions. Notwithstanding any provision to the contrary contained herein, in the event that any Account Party exercises any renewal or extension of any Account Document, Purchaser agrees that any rental or other payments due in connection with such extension or renewal shall be for the account of, and paid to, Seller.
          (c) Payments Held in Trust. Any amount payable to Seller pursuant to this Section 7.17 that is inadvertently paid to Purchaser shall be held in trust by Purchaser for the benefit of, and promptly paid following notice thereof, to Seller.
     Section 7.18 Attorneys’ Fees. Each party shall be responsible for the payment of its own attorneys’ fees, expenses and any other costs incurred in connection with the negotiation and

20

closing of the transactions contemplated by this Agreement and any other documents executed in connection herewith.
     Section 7.19 Post-Closing Guaranty. Seller shall deliver to Purchaser the Guaranty in the form of Exhibit E hereto, duly executed by Parent, no later than January 10, 2003, which shall supercede the Guaranty of Parent delivered on the date hereof.
     Section 7.20 Assignment of Lockbox Account. No later than January 10, 2003, Purchaser shall have received such documents as may be reasonably required to assign and transfer to Purchaser the Lockbox Account (collectively, the “Lockbox Account Documents”), duly executed by Seller and the bank at which the Lockbox Account is maintained. From the date hereof through the effective date of the Lockbox Account Documents, Seller shall cause all amounts paid into the Lockbox Account in respect of any Payment or Account Documents to remain in such account, shall not, and shall not permit any of its Affiliates to, sweep or otherwise withdraw any funds from such account and shall, and shall cause its Affiliates to, deposit to the Lockbox Account any amounts so swept or otherwise withdrawn between the date hereof and the effective date of the Lockbox Account Documents.
[Remainder of page intentionally left blank.]

21

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized as of the day and year first above written.

MCKESSON CAPITAL CORP:		GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Nicholas Loiacono	By:	/s/ James J. Ambrose

	Its: Vice President and Treasurer		Its:	General Manager, Healthcare Financial Services Equipment Finance
Signature Page to the Purchase Agreement

SCHEDULE 2.1(b)(xi)
DELINQUENT OR DEFAULTED ACCOUNTS
     [See attached]

SCHEDULE 2.1 (b)(xi) – DELINQUENT, DEFAULTED ACCOUNTS

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

ACCOUNT NO.	CUSTOMER NAME	PD 1	PD 30	PD 60	PD 90	TOTAL PD
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

	TOTAL	[*****]	[*****]	[*****]	[*****]	[*****]

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

SCHEDULE 2.1(b)(xii)
CLAIMS, ACTIONS PROCEEDINGS, ETC.
None.

SCHEDULE 2.1(b)(xvii)
CREDIT ENHANCEMENTS
None.

SCHEDULE 2.1(b)(xx)
INSURANCE COVERAGE EXCEPTIONS; MANUFACTURER CLAIMS
None.

SCHEDULE 2.1(b)(xxiii)
TAX MATTERS
None.

SCHEDULE 2.1(b)(xxiv)
UCC FINANCING STATEMENTS
None.

EXHIBIT A
ACCOUNTS
[See attached.]

Exhibit A
Schedule of Assets Purchased:

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

(1)	Source: McKesson Corporation provided 12-12-02 data tape.

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

d

Exhibit A

Account #:	Customer Name	Net Value(1)
[*****]	[*****]	[*****]

TOTAL	[*****]
Note: [*****] purchase premium	[*****]
Purchase Price:	$120,166,811.44
Net of 90 day advances:	(2,234,814.77)
Closing Payment Amount (amount of funds to wire):	$117,931,996.67

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT B
BILL OF SALE AND ASSIGNMENT
     McKesson Capital Corp. (“Seller”) issues this Bill of Sale and Assignment (“Bill of Sale”) to General Electric Capital Corporation (“Purchaser”).
Background
     Sellers and Purchaser are parties to that certain Purchase Agreement dated as of December 31, 2002 (the “Purchase Agreement”) pursuant to which Seller is delivering this Bill of Sale to Purchaser. Unless the context hereof specifically indicates otherwise, each of the capitalized terms used herein shall have the meaning ascribed to it in the Purchase Agreement.
1. Assignment of Purchased Assets.
     Seller hereby sells and assigns without recourse to Seller or any of the McKesson Affiliates, except to the extent set forth in Sections 6.1 and 6.2 of the Purchase Agreement, to Purchaser all of Seller’s right, title and interest, legal or equitable, in and to the Purchased Assets, and Purchaser hereby purchases and accepts assignment of the aforedescribed right, title and interest.
2. Miscellaneous.
     (a) Survival. The representations, warranties and agreements made herein shall survive the execution and delivery hereof.
     (b) Successors and Assigns. This Bill of Sale shall be binding upon, and inure to the benefit of, Seller and Purchaser and their respective successors and assigns.
     (c) Governing Law. This Bill of Sale shall be governed by and interpreted under the laws of the State of New York applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws thereof.
     (d) Captions. Captions used herein are inserted for reference purposes only and shall not affect the interpretation or construction of this Bill of Sale.
     (e) Course of Dealing. No course of dealing between Purchaser and Seller, nor any delay in exercising any rights or remedies hereunder or otherwise, shall operate as a waiver of any of the rights and remedies of Purchaser or Seller.
     (f) Severability. The invalidity or unenforceability of any provision of this Bill of Sale shall not affect the validity or enforceability of any other provision.
     (g) Further Assurances, Seller agrees to execute and deliver to Purchaser, or its successors and assigns, as the case may be, all such further instruments and documents as may reasonably be requested by Purchaser, or its successors and assigns, as the case may be, for the better assuring and confirming to Purchaser, or its successors and assigns, as the case may be, all rights to and interests in the Payments.
     (h) Conflict. This Bill of Sale and Assignment is delivered under and pursuant to the provisions of the Purchase Agreement described hereinabove. In the event of a conflict between the terms hereof and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern and control.
     (i) Disclaimer of Warranties. EXCEPT AS SET FORTH IN THE PURCHASE AGREEMENT, SELLER MAKES NO, AND HEREBY DISCLAIMS ANY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY NATURE OR KIND CONCERNING THE EQUIPMENT OR THE PURCHASED ASSETS, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OFMERCHANTABILITY, FITNESS FOR INTENDED PURPOSE OR OTHERWISE.
     IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of December 31, 2002.

MCKESSON CAPITAL CORP.
By:
Title:

Accepted and Agreed to: GENERAL ELECTRIC CAPITAL CORPORATION
By:
Title:

B-2

EXHIBIT C
GUARANTY
[See attached]

Exhibit C
GUARANTY OF McKESSON CORPORATION
     To: General Electric Capital Corporation
     We request you to do business with McKesson Capital Corp., a Delaware corporation (hereinafter called “MCC”), which is a direct, wholly owned subsidiary of McKesson Corporation, a Delaware corporation. To induce you to do so, we guarantee to you that MCC will fully and promptly perform its obligations under (a) the Purchase Agreement dated as of the date hereof between you and MCC (the “Purchase Agreement”) and (b) the Services Agreement dated as of the date hereof between you and MCC (the “Services Agreement”), including, in the case of each of the Purchase Agreement and the Services Agreement, the obligations of MCC thereunder to pay money, perform services or provide indemnification.
     This guaranty shall terminate immediately upon an MCC Change of Control (as defined in the Services Agreement), except to the extent of any obligations of MCC arising under the Purchase Agreement or the Services Agreement prior thereto. Notwithstanding the foregoing, upon an MCC Change of Control, as a condition to the termination of this guaranty we will cause MCC to provide to you a substitute guaranty, or such other assurance, satisfactory to you that the obligations of MCC under the Purchase Agreement and the Services Agreement will be fulfilled.
     Our obligations under this guaranty are independent of and separate from the obligations of MCC. Upon the occurrence and during the continuance of any default by MCC, you can sue us separately from MCC, whether or not you sue MCC in such lawsuit and whether or not you sue MCC in a separate lawsuit. If you proceed with any course of action under this guaranty or against MCC, that choice shall not preclude you from taking any other course of action.
     We assume all responsibility for keeping informed of (a) the financial condition and assets of MCC, (b) all other circumstances bearing upon the risk of non-performance by MCC of its obligations under the Purchase Agreement and the Services Agreement, and (c) the nature, scope and extent of the risks which we assume and incur under this guaranty. We agree that you shall have no duty to advise us of information known to you regarding such circumstances or risks. We waive notice of your acceptance of this guaranty and of presentment, demand, protest and notice of non-performance.
     You may at any time, without our consent, without notice to us and without affecting or impairing our obligation under this guaranty, consent to the renewal, modification or extension of the Purchase Agreement and/or the Services Agreement by MCC, provided such renewal, modification or extension is approved by a duly authorized representative of MCC. This guaranty constitutes the complete understanding between you and us as to the subject matter hereof. This guaranty may be modified only in a written document signed by the party against whom the modification is sought to be enforced.
     The undersigned hereby represents and warrants that: (a) (i) the undersigned is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged and (ii) the undersigned has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under, this guaranty and has taken all necessary action to authorize its execution, delivery and performance of this guaranty; and (b) this guaranty constitutes a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles and an implied covenant of good faith and fair dealing.
     This guaranty is governed by, and shall be construed in accordance with, the laws of the State of California.
     The undersigned may not assign any of its rights or obligations hereunder without your express prior written consent. This guaranty may be assigned by you, without the consent of the undersigned. The undersigned agrees that if it receives written notice of an assignment from you, the undersigned will pay all amounts due hereunder to such assignee or as instructed by you. The undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. This guaranty shall bind our successors and permitted assigns, and shall inure to your successors and assigns.
     The undersigned agrees that its obligations under this guaranty shall be primary, absolute, continuing and unconditional and shall be unaffected by MCC’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting MCC or any of its assets. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against MCC or any its property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default under the Purchase Agreement or the Services Agreement. The undersigned agrees that this guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the obligations (or any part thereof) of MCC under the Purchase Agreement or the Services Agreement is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made.
     [Remainder of page intentionally left blank]

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     Executed at One Post Street, San Francisco, California and effective December 31, 2002.
Guarantor: McKesson Corporation, a Delaware Corporation

By:
William R. Graber
Senior Vice President and Chief Financial Officer

By:
Nicholas A. Loiacono
Vice President and Treasurer

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EXHIBIT D
SERVICES AGREEMENT
[See attached]

EXECUTION COPY
Exhibit D
SERVICES AGREEMENT
     THIS SERVICES AGREEMENT is made as of December 31, 2002 (this “Agreement”) by and between GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Purchaser”), and McKESSON CAPITAL CORP., a Delaware corporation (“MCC”).
     WHEREAS, MCC is engaged in the business of financing equipment lease transactions by purchasing equipment lease receivables from its Affiliates.
     WHEREAS, Purchaser now owns a portfolio of payment and contract rights with respect to lease and rental agreements with commercial customers that it has purchased from MCC, pursuant to the Purchase Agreement dated as of December 31, 2002 between Purchaser and MCC (the “Purchase Agreement”).
     WHEREAS, Purchaser and MCC desire to enter into this Agreement pursuant to which MCC will provide certain services to Purchaser.
     NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:
     1. Definitions. Capitalized terms used herein, including in Exhibit A hereto, have the meanings assigned to them in the preamble to this Agreement, in the Purchase Agreement or as set forth below.
          (a) “Account Party Insurer” means any insurance company from time to time issuing one or more insurance policies to or for the benefit of any Account Party.
          (b) “Ancillary Payments” means those payments related solely to the Ancillary Agreements.
          (c) “Customary Standard” has the meaning specified in Section 7.
          (d) “Customer Service and Collection Procedures” shall mean those procedures outlined in the document attached as Exhibit B hereto.
          (e) “Exempt Materials” has the meaning specified in Section 10.
          (f) “Law” shall mean any law, rule, regulation or governmental requirement of any kind of any Governmental Entity, and the rules, regulations, interpretations and orders promulgated thereunder.

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          (g) “Liquidation Proceeds” means, with respect to a Non-Performing Account, proceeds from the sale or re-marketing of the Equipment relating solely to such Non-Performing Account, proceeds of any related insurance policy of any Account Party Insurer and any other recoveries (other than pursuant to any MCC Insurance Policy) with respect to such Non-Performing Account and the related Equipment, including, without limitation, any amounts collected as judgments against an Account Party or others related to the failure of such Account Party to pay any amount in respect of any Payment Right under the related Account Document or to return the Equipment, net of (i) any out-of-pocket fees and expenses reasonably incurred by MCC or any of its Affiliates in enforcing or attempting to enforce, as agent for Purchaser, any relevant Account Document (including in the context of a lessee bankruptcy) or in repossessing, repairing, refurbishing, preparing for sale or lease, liquidating or re-marketing such Equipment, (ii) amounts so received that are required to be refunded to the Account Party on such Account, and (iii) any Retained Payment Rights.
          (h) “Lockbox Account” shall mean, as of the date hereof, the lockbox account maintained by MCC with Bank One Corporation or one of its Affiliates and to which Account Parties are directed to remit Payments, which account shall be assigned from Seller to Purchaser in accordance with Section 7.20 of the Purchase Agreement.
          (i) “MCC Change of Control” means an event or series of events by which MCC ceases to be a Subsidiary of McKesson Corporation.
          (j) “MCC Event of Default” means any one of the following events (whatever the reason for such MCC Event of Default and without regard to whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity):
               (i) failure on the part of MCC to remit to the Lockbox Account any monies received by MCC and required to be remitted to the Lockbox Account by this Agreement, in the manner and by the date required by this Agreement, which failure continues unremedied for a period of 15 days from the date of receipt of such monies by MCC;
               (ii) a default on the part of MCC (other than due to any reason specified in Section 19(h) below) in its observance or performance in any material respect of certain covenants or agreements in this Agreement which failure continues unremedied for a period of 30 days after notice is given to MCC by Purchaser;
               (iii) if any representation or warranty of MCC made in this Agreement shall prove to be incorrect in any material respect as of the time made; or
               (iv) an Event of Bankruptcy in respect of MCC.
          (k) “MCC Insurance Policy” means any insurance policy issued or provided by any third-party insurer (including any McKesson Affiliate) or any self-insurance arrangement in respect of the McKesson Affiliates, relating to property, assets, activities or businesses of any of the McKesson Affiliates.

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          (l) “Net Worth” means, at a particular date, all amounts which would be included under the shareholders’ equity on the consolidated balance sheet of the relevant entity principles generally accepted in the United States.
          (m) “Non-Performing Account” means an Account (a) that has become more than ninety (90) days delinquent, (b) that has been accelerated by MCC in accordance with the applicable Account Documents and the customary and historic practices of MCC, (c) that MCC or Purchaser has determined to be uncollectible in accordance with its customary and historic practices, (d) with an Account Party in respect of which an Event of Bankruptcy has occurred and is continuing, or (e) a Default (as defined in the applicable Account Document) occurs for any other reason and such Default continues for ninety (90) days.
          (n) “Payment Date” means, as to any Payment, the first Business Day of the month which next succeeds the month in which such Payment is scheduled to be received by MCC, provided such Payment Date is at least two (2) Business Days after the date such Payment was scheduled to be received by MCC.
          (o) “Portfolio Event of Default” means for each of three consecutive Payment Dates eight percent (8%) or more of the Payments under the Accounts have been 90 days or more delinquent (other than as a result of any event described in Section 19(h) below).
          (p) “Residual Interest” means, as the context may require, the actual or anticipated residual interest of the McKesson Affiliates in respect of any Equipment.
          (q) The following capitalized terms are defined in the sections of this Agreement identified below:

“Accessible Systems”	Exhibit A, Section 7(c)
“Management Services”	Section 2(a)
“Parent”	Section 9(b)
“Servicer Advance”	Section 12(c)
“Servicer Advance Deductions”	Section 12(c)
“Third Party Purchaser”	Section 12(d)
“Lockbox Account Sweep Date”	Section 12(b)
     2. Administration Services.
          (a) Management Services. MCC shall process, administer and manage the Purchased Assets and provide the documentation and other services described on Exhibit A hereto or otherwise provided for in this Agreement (collectively, the “Management Services”). Purchaser and MCC shall cooperate in good faith to develop and agree in writing to such additional procedures for the provision of the Management Services as may become necessary to more fully effectuate the terms of this Agreement. MCC shall have only those duties or obligations that are expressly set forth in this Agreement.
          (b) Authorization. Subject to the provisions of this Agreement, Purchaser hereby irrevocably (subject only to Sections 10 and 11 hereof) appoints MCC as its agent and authorizes MCC to take any and all reasonable steps in its name and on its behalf as are

3

necessary or desirable to collect all amounts due under the Purchased Assets, including, without limitation, endorsing the name of Purchaser on any of its checks and other instruments representing collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Purchased Assets and, after the delinquency of any Payment and to the extent permitted under and in compliance with applicable Law, to commence proceedings with respect to enforcing payment thereof, all to the extent consistent with and in accordance with the Customer Services and Collections Procedures. Purchaser shall furnish MCC with any powers of attorney and other documents necessary or appropriate to enable MCC to carry out the Management Services, and shall cooperate with MCC to the fullest extent in order to ensure the collectability of the Purchased Assets.
          (c) Modification of Leases. Without the prior written consent of Purchaser, MCC shall not terminate, waive, amend or modify any material provision of any Account Document to the extent relating to any Payment Right, except (i) as may be required by Law, (ii) ministerial changes necessary in order to correct inaccurate or incomplete clauses or provisions (other than clauses and provisions related to the Payment Rights), (iii) early terminations pursuant to customer buyouts, but subject to Section 7.17 of the Purchase Agreement, and (iv) amendments undertaken in connection with any lease extension or upgrade, subject to Section 7.17 of the Purchase Agreement.
          (d) Obligations of MCC with Respect to Account Documents. MCC will use commercially reasonable efforts to duly fulfill, and comply with, all obligations on MCC’s part to be fulfilled under or in connection with the Account Documents. MCC will not (i) amend, rescind, cancel or modify any Account Document or term or provision thereof if such amendment, rescission, cancellation or modification would adversely affect, or reasonably be expected to adversely affect, the Payment Rights, or (ii) take any action that would impair the rights of Purchaser in the Purchased Assets.
          (e) Cooperation. Each party agrees to cooperate with the other in the enforcement, if necessary, of such other party’s rights under any Account Documents, whether in the form of litigation or other proceedings, as reasonably requested by such other party. Purchaser shall be responsible for all reasonable, out-of-pocket costs and expenses (including reasonable attorneys’ fees and costs) arising from or incurred in connection with such enforcement and shall promptly pay to MCC upon request all of MCC’s reasonable, out-of-pocket costs and expenses relating thereto (including reasonable attorneys’ fees and costs).
     3. Notice of MCC Event of Default; Other Requested Information. MCC shall deliver to the Purchaser:
          (a) Notice of MCC Event of Default. Promptly upon becoming aware of the existence of any condition or event which constitutes a MCC Event of Default, or any event which, with the lapse of time and/or the giving of notice, would constitute a MCC Event of Default and which has not been waived in writing by Purchaser, a written notice describing its nature and period of existence and the action MCC is taking or proposes to take with respect thereto; and

4

          (b) Requested Information. With reasonable promptness, any other data and information related solely to the Purchased Assets and the servicing thereof which may be reasonably requested from time to time.
     4. Maintenance of Insurance Policies.
          (a) In connection with its activities as servicer of the Purchased Assets, MCC agrees to present claims to the Account Party Insurer under any insurance policy applicable to any Purchased Asset, and to settle, adjust and compromise such claims, in each case (i) consistent with the terms of any relevant Account Document, (ii) after receiving notice of the occurrence of any material casualty event involving such Equipment, and (iii) provided the applicable Account Party does not take such action on a reasonably timely basis. MCC shall remit to the Lockbox Account, within two (2) Business Days of receipt, any Liquidation Proceeds received by MCC in connection therewith.
          (b) MCC shall obtain evidence from each Account Party of insurance to the extent required under the Account Documents, the Customer Service and Collection Procedures and the Customary Standard.
          (c) Notwithstanding any other term or provision hereof to the contrary, Purchaser shall not have any claim on account of, or direct or indirect interest in, any MCC Insurance Policy, or proceeds thereof.
     5. Compliance with Law. MCC shall perform the Management Services and its other obligations under this Agreement in material compliance with applicable Laws. Notwithstanding anything to the contrary herein, MCC shall not be required to take any action, or omit to take any action, that MCC deems to be in violation of, or inconsistent with, Law or the terms of this Agreement, the Purchase Agreement or any Account Document or any Ancillary Agreement. MCC’s duty under this Section 5 to comply with applicable Law shall not be limited by the procedures established and approved under this Agreement.
     6. Independent Contractor. MCC shall at all times be considered an independent contractor in the performance of the Management Services, and neither MCC nor any employee of MCC shall be considered an employee, partner or joint venturer of Purchaser. Neither Purchaser nor MCC, nor any employee or agent of either of them, shall make any representation or statement to any Person that is inconsistent with this Section 6.
     7. Standard of Performance. CC shall perform the Management Services in a commercially reasonable manner and shall apply at least the same standard of care, diligence and prudence in such performance as it does with respect to its own or its Affiliates’ lease portfolios, and shall not discriminate against Purchaser in favor of any other Person, including MCC or any Affiliate of MCC, for whom it provides similar services, nor shall it offer priority to Purchaser (such standard, the “Customary Standard”).
     8. Maintenance of Systems. MCC shall exercise commercially reasonable efforts to at all times maintain or cause to be maintained such systems as are reasonably necessary to enable it to timely and fully perform the Management Services, including, without limitation,

5

maintenance of computer hardware and software and appropriate information backup systems, and shall comply with the provisions of Exhibit A hereto with respect thereto.
     9. Audit and Information Rights.
          (a) Upon the request of Purchaser, during normal business hours and upon reasonable advance notice, and in such a manner as shall not unduly interfere with or interrupt the operation and conduct of MCC’s other businesses, and subject to its customary security measures, MCC shall provide representatives of Purchaser (including its internal and external auditors) no more frequently than twice in any given 12 month period with access to the books, records, files and papers, whether in hard copy or computer format, used or held for use by MCC in the provision of the Management Services, to permit an audit, at the expense of Purchaser, of the Management Services or any out-of-pocket costs required to be reimbursed to MCC by Purchaser pursuant to this Agreement.
          (b) In the event that McKesson Corporation, the parent company of MCC (“Parent”), ceases to be a publicly reporting company for any period of time, Parent shall provide Purchaser, during such period, with (i) its unaudited quarterly consolidated balance sheet within forty-five (45) days of the end of each fiscal quarter, and (ii) its audited yearly consolidated balance sheet within ninety (90) days of the end of each fiscal year.
     10. Term of Agreement. The term of this Agreement shall commence on the date hereof and shall continue until six (6) months after the last Account Document expires unless the parties agree in writing to extend such term or unless this Agreement is earlier terminated pursuant to Section 11 below. Upon the termination of this Agreement, MCC shall cooperate with Purchaser in effecting an efficient transition of the Purchased Assets, including without limitation transfer of copies of all material records, files, computer files and information in respect of any remaining Purchased Assets, and originals of any Account Document related solely to the Purchased Assets; provided, however, that MCC shall be under no obligation to deliver (i) minutes of its board of directors’ meetings and information provided to its board (or that of the board of any McKesson Affiliate), (ii) Ancillary Agreements, (iii) material subject to any legal privilege, (iv) communications with MCC’s (or any McKesson Affiliate’s) tax or accounting advisors, (v) personnel records, or (vi) any documents or information subject to any confidentiality arrangement with any third party to the extent such arrangement would prohibit such transfer or disclosure (together, the “Exempt Materials”).
     11. Termination.
          (a) Either Purchaser or MCC may terminate this Agreement due to any default in the performance by the other party of its material obligations under this Agreement, on written notice identifying in reasonable detail the cause for termination. Such termination shall be effective without further action or notice by the terminating party thirty (30) days after the date of such notice, unless prior to the expiration of such 30-day period the default or other cause is cured or remedied; provided, however, that if such default or other cause cannot be cured or remedied with commercially reasonable efforts within such 30-day period, the period for cure or remedy shall be extended for thirty (30) additional days on the conditions that: (i) the non-defaulting party shall have consented in writing to the extension of the cure period, which

6

consent shall not be unreasonably withheld, and (ii) the defaulting party shall have commenced good-faith efforts to cure or remedy such default or other cause within the initial 30-day period and shall continue to pursue such efforts diligently until the cure or remedy is accomplished.
          (b) Purchaser may terminate this Agreement (i) upon the occurrence of a MCC Event of Default that is not cured, if a cure is available, within the applicable cure period, a MCC Change of Control or a Portfolio Event of Default or (ii) if the Net Worth of Parent falls below $1.0 billion. Notwithstanding any provision to the contrary contained herein, in the event of any such termination, Purchaser shall collect and promptly remit to MCC any and all amounts in respect of any Retained Payment Rights received by Purchaser (either directly or through the Lockbox Account) after the termination date.
          (c) Upon any termination of this Agreement (other than any termination pursuant to subsection (a) above on account of Purchaser’s default), MCC shall reimburse to Purchaser the portion of the Services Fee (as defined in Section 3.2 of the Purchase Agreement) which is unearned as of the date of the termination. The portion of the Services Fee to be reimbursed to Purchaser shall equal the unamortized portion of the Service Fee as of the termination date (calculated on a straight-line basis based upon an annual accrual of $125,000 (or $10,417 per month)).
     12. Purchased Assets; Application of Amounts Received; Servicer Advances.
          (a) All Purchased Assets are and shall at all times be the sole and exclusive property of Purchaser, and MCC shall not have or assert any lien, claim or other right to, or interest in, such property of Purchaser. Upon expiration or termination of this Agreement, the originals and all copies of such property of Purchaser shall be returned to Purchaser promptly, and MCC shall have no right to withhold such property of Purchaser for any reason, including, without limitation, any dispute, offset, counterclaim, recoupment, defense or other right that MCC might have against Purchaser; provided, however, that MCC may at all times retain (i) the Exempt Materials, and (ii) one or more copies of any documents and agreements, as may be necessary or appropriate for tax or audit purposes or as advised by counsel.
          (b) All Payments and other property received by MCC with respect to the Purchased Assets (other than in respect of Retained Payment Rights) shall be for the account of Purchaser, shall be deemed received and held in trust for Purchaser and, in respect of any Payments and other property received by MCC and not remitted by the applicable Account Party directly to the Lockbox Account, shall be remitted by MCC to the Lockbox Account on a date not later than two (2) Business Days following receipt of such Payment and/or other property by MCC. Subject to MCC’s removal and refund rights described below in this subsection (b), all Payments remitted to the Lockbox Account shall be swept from such Lockbox Account by Purchaser on the date that is two (2) Business Days following the date of remittance of such Payments into the Lockbox Account (each such date, a “Lockbox Account Sweep Date”), provided, however, that no Payments shall be swept from the Lockbox Account during the first five (5) days of any calendar month. MCC shall not be entitled to set-off from amounts to be paid by MCC to the Lockbox Account under any provision of this Agreement any amounts purported to be owed by Purchaser or any of its Affiliates to MCC or any of its Affiliates. Late charges related to any period prior to the date hereof shall be retained by MCC. Late charges

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related to any period on or after the date hereof shall be paid to Purchaser. On the Business Day immediately following the date on which any Payments are remitted to the Lockbox Account, MCC shall provide a report to Purchaser containing such information regarding all Payments and other property remitted to the Lockbox Account on such remittance date as may be reasonably requested by Purchaser, including, without limitation, matching such Payments and other property to the corresponding Purchaser lease number. Notwithstanding any provision to the contrary contained herein, subject to the terms of the Lockbox Account Documents, MCC shall at all times have the right to direct the bank with whom the Lockbox Account is established to remove from the Lockbox Account and to pay to MCC, without further authorization or approval from Purchaser, all amounts deposited therein identified by the Account Party as Retained Payment Rights or to the extent such amounts have not been identified as Payments and exceed the portion of any outstanding invoices for Payments related to such Account Party. Purchaser agrees to execute such documents and agreements and to take such actions as the bank may reasonably request to effectuate the removal of such amounts from the Lockbox Account. In addition, if MCC shall determine that any other amounts in respect of any Retained Payment Rights have been remitted to the Lockbox Account, then Purchaser shall promptly refund the amount in respect of such Retained Payment Rights to MCC within five (5) Business Days following receipt of written request for such refund from MCC (provided that MCC has delivered to Purchaser reasonably satisfactory information supporting such determination by MCC).
          (c) Provided Purchaser is not required at such time to deliver to MCC the notice pursuant to Section 18 below, MCC agrees that, with respect to each Payment Date, MCC will remit to the Lockbox Account an amount equal to the Payments correlating thereto, less any Servicer Advance Deductions (defined below), whether or not MCC has received payment thereof from the related Account Party, which amount shall be deemed a full recourse loan by MCC to Purchaser (each such amount, being referred to herein as a “Servicer Advance”); provided, however, that MCC shall not be required to make any Servicer Advances in respect of an Account that is no longer being serviced by MCC under this Agreement or is a Non-Performing Account by virtue of clause (b), (c) or (d) of the definition thereof. MCC will make Servicer Advances in respect of any Account only in an amount up to the amount equal to three (3) monthly payments for such Account. Servicer Advances will be repaid (together with interest thereon at the rate of 4.0% percent per annum) by Purchaser on the earlier to occur of the following: (i) the date on which a Payment is, or Payments are, as applicable, subsequently received by MCC from an Account Party which represent such Servicer Advance (and MCC may retain the same in satisfaction of Purchaser’s repayment obligation relating thereto, provided that any failure by MCC to retain or net out any such amount shall not impair any right of recourse by MCC against Purchaser for repayment of any Servicer Advance); (ii) the date on which the servicing contemplated herein in respect of the applicable Account is terminated; (iii) provided that MCC shall have paid Servicer Advances outstanding on such Account in an amount equal to three (3) monthly Payments, the next succeeding Payment Date (and if to be repaid on such date, the same may be netted out from MCC’s then scheduled remittance to Purchaser, provided that any failure by MCC to retain or net out any such amount shall not impair any right of recourse by MCC against Purchaser for repayment of any Servicer Advance); and (iv) five (5) Business Days following the date on which Purchaser has determined such Account to be uncollectible in accordance with its customary practices or MCC has determined such Account to be uncollectible in accordance with its customary and historic practices. The

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“Servicer Advance Deductions” shall be any amounts already remitted to the Lockbox Account in accordance with Section 12(b).
          (d) If an Account Party remits to MCC amounts that are not immediately identifiable as Payments, and that are not immediately identifiable as payments in respect of any Retained Payment Rights, then MCC shall apply such amounts as follows: first, to delinquent payments in the order such payments were due and to the extent such payments were due on the same date, pro rata among such payments, and second, so long as all payments due are current, to Purchaser and MCC (or if a Person other than Purchaser or MCC has an interest in such amounts (a “Third Party Purchaser”), to any such Third Party Purchaser), pro rata based on the amount of obligations then due and payable; provided, however, that if the foregoing allocation is not reasonably acceptable to any such Third Party Purchaser(s), Purchaser agrees to enter into good faith negotiations in respect of modification thereof to be undertaken with reasonable promptness upon request of MCC.
          (e) If MCC receives Liquidation Proceeds in respect of any Account, MCC shall apply such Liquidation Proceeds as follows: first, to the payment of any Taxes with respect to such Account, second, in respect of any delinquent amounts owed to Purchaser, MCC or any Third Party Purchaser, in the order in which such amounts became due, third, to Purchaser and to any Third Party Purchaser who has an interest in such amounts, pro rata based on, and to the extent of, the amount of obligations with respect to such Account then due and owing to Purchaser or such Third Party Purchaser, and fourth, to MCC to the extent of its Residual Interest; provided, however, that if the foregoing allocation is not reasonably acceptable to such Third Party Purchaser(s), Purchaser agrees to enter into good faith negotiations in respect of modification thereof to be undertaken with reasonable promptness upon request of MCC.
          (f) To the extent that MCC receives amounts relating to Taxes with respect to an Account, whether or not constituting part of the collections relating to such Account, MCC shall cause the same to be remitted to the relevant taxing authority in order to satisfy any valid, uncontested obligations in respect of such Taxes. In addition, if any Account Party remits amounts relating to Taxes to the Lockbox Account, MCC shall at all times have the right, without further authorization or approval from Purchaser, to direct the bank with whom the Lockbox Account is established to remove the same from the Lockbox Account and pay such amounts to MCC, and MCC shall cause such amounts to be remitted to the relevant taxing authority in order to satisfy any valid, uncontested obligations in respect of such Taxes. Purchaser agrees to execute such documents and agreements and to take such actions as the bank may reasonably request to effectuate the removal of such amounts from the Lockbox Account.
     13. Representations of MCC. MCC hereby represents and warrants to Purchaser that:
          (a) MCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its assets and carry on its business as now being conducted and to execute, deliver and perform this Agreement.
          (b) The execution and delivery by MCC of this Agreement have been duly authorized by all necessary corporate actions on the part of MCC, and this Agreement has been

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duly and validly executed and delivered by MCC and constitutes the valid and binding obligation of MCC enforceable against MCC in accordance with its terms.
          (c) Neither the execution and delivery by MCC of this Agreement nor compliance by MCC with the terms and provisions thereof will conflict with or result in a breach of the provisions of MCC’s certificate of incorporation or bylaws, any loan agreement, mortgage, indenture, security agreement or other contract to which MCC is a party, or any law, regulation or order of any court or government or governmental agency or instrumentality, except where such conflict or breach would not have a material adverse effect on the business, financial condition or operations of MCC or on the ability of MCC to consummate the transactions and perform the Management Services contemplated by this Agreement.
     14. Representations of Purchaser. Purchaser hereby represents and warrants to MCC that:
          (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its assets and carry on its business as now being conducted and to execute, deliver and perform this Agreement.
          (b) The execution and delivery by Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of Purchaser, and this Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.
          (c) Neither the execution and delivery by Purchaser of this Agreement nor compliance by Purchaser with the terms and provisions thereof will conflict with or result in a breach of the provisions of Purchaser’s certificate of incorporation or bylaws, any loan agreement, mortgage, indenture, security agreement or other contract to which Purchaser is a party, or any law, regulation, or order of any court or government or governmental agency or instrumentality, except where such conflict or breach would not have a material adverse effect on the business, financial condition or operations of Purchaser or on the ability of Purchaser to consummate the transactions contemplated by this Agreement.
     15. Late Payments. If MCC fails to pay any amount that may become due to Purchaser hereunder on its due date, then (i) interest shall accrue thereon from the due date until paid in full at a rate equal to 4% per annum, and (ii) MCC shall reimburse Purchaser upon demand for any and all collection costs (including, without limitation, reasonable attorneys’ fees) incurred by Purchaser.
     16. Trademark Licenses.
          (a) McKesson Automation Inc., a Pennsylvania corporation and an Affiliate of MCC (“MAH”), owns or has the right to use the trade name and corporate name “McKesson Automated Healthcare” in both block letter and stylized formats, and the MAH logo, and the marks set forth on Exhibit D hereto (collectively, the “MAH Trademarks”). Promptly after the Closing Date, MCC will use its reasonable best efforts to cause MAH to grant to Purchaser a personal, royalty-free, non-transferable, limited, non-exclusive license to use the MAH

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Trademarks as necessary in order to perform servicing responsibilities hereunder if and when assumed by Purchaser. Purchaser’s use of the MAH Trademarks shall be consistent with the terms provided and be in compliance with applicable law.
          (b) McKesson Automation Systems Inc., a Louisiana corporation and an Affiliate of MCC (“MAS”), owns or has the right to use the trade name and corporate name “McKesson Automation Systems” in both block letter and stylized formats, and the MAS logo, and the marks set forth on Exhibit D hereto (collectively, the “MAS Trademarks”). Promptly after the Closing Date, MCC will use its reasonable best efforts to cause MAS to grant to Purchaser a personal, royalty-free, non-transferable, limited, non-exclusive license to use the MAS Trademarks as necessary in order to perform servicing responsibilities hereunder if and when assumed by Purchaser. Purchaser’s use of the MAS Trademarks shall be consistent with the terms provided and be in compliance with applicable law.
          (c) All use of the MAS Trademarks and the MAH Trademarks shall inure to the benefit of MAS and MAH, as applicable, and Purchaser shall acquire no rights in the MAS Trademarks or the MAH Trademarks by virtue of its use. Purchaser shall not use the Trademarks in conjunction with any other name, term or mark so as to form a combination mark. The licenses granted under subsections (a) and (b) of this Section 16 are personal to Purchaser and shall terminate upon the termination of this Agreement or any assignment or transfer by Purchaser of its rights or obligations under this Agreement, except to a Permitted Assignee who is an Affiliate of Purchaser upon notice thereof from Purchaser to MCC.
     17. Notices. All notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand or by Federal Express or a similar overnight courier to, or (b) when successfully transmitted by telecopier to, the party for whom intended, at the address or telecopier number for such party set forth below (or at such other address or telecopier number for a party as shall be specified by like notice, provided, however, that any notice of change of address or telecopier number shall be effective only upon receipt):
If to MCC:

McKesson Capital Corp. One Post Street San Francisco, California 94104 Telephone No. (415) 983-9339 Telecopy No. (415) 983-8826 Attention: Nicholas Loiacono, Vice President and Treasurer

with a copy to:

McKesson Corporation One Post Street San Francisco, California 94104 Telephone No. (415) 983-8319

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Telecopy No. (415) 983-8826 Attention: Ivan Meyerson, General Counsel

If to Purchaser:

GE Capital Healthcare Financial Services 20225 Watertower Blvd., Suite 300 Brookfield, Wisconsin 53045 Telephone No. (262) 798-4500 Telecopy No. (262) 798-4530 Attention: Richard Berger

with a copy to:

GE Capital Healthcare Financial Services 20225 Watertower Blvd., Suite 300 Brookfield, Wisconsin 53045 Telephone No. (262) 798-4611 Telecopy No. (262) 798-4590 Attention: Carlos Carrasquillo,
General Counsel, Equipment Finance
     18. Purchaser Net Worth Reporting Requirement. Purchaser shall deliver immediate written notice to MCC in the event that Purchaser’s net worth at any time is equal to or less than $10.0 billion.
     19. Miscellaneous.
          (a) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth in this Agreement. This Agreement supersedes all prior negotiations, agreements and undertakings between the parties with respect to such subject matter.
          (b) No amendment of this Agreement shall be effective unless in writing and signed by MCC and Purchaser.
          (c) This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Each of the parties to this Agreement agrees that a signature affixed to a counterpart of this Agreement and delivered by facsimile by any person is intended to be its, her or his signature and shall be valid, binding and enforceable against such person.
          (d) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and wholly performed within such state.

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          (e) Each of the parties hereto hereby expressly and irrevocably submits to the exclusive personal jurisdiction of the United States District Court for the Southern District of New York and to the jurisdiction of any other competent court of the State of New York. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the foregoing courts in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 17 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.
          (f) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, however, that Purchaser may assign its rights hereunder to a Permitted Assignee without the consent of MCC. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.
          (g) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
          (h) Neither party shall be responsible for delays or failure of performance resulting from acts of God, strikes, walkouts, riots, acts of war, acts of terrorism, epidemics, governmental regulations and power failure.
          (i) Each party shall be responsible for the payment of its own attorneys’ fees, expenses and any other costs incurred in connection with the negotiation and closing of the transactions contemplated by this Agreement and any other documents executed in connection herewith.
          (j) All representations, warranties and indemnities contained in this Agreement (and any other agreement delivered pursuant hereto), all of the Purchaser’s obligations under Sections 11(b), 11(c), 12(d), 12(e) and 16 of this Agreement and all of MCC’s obligations under Sections 2(d), 10, 11(c), 12(a), 12(b), 12(d), 12(e), 12(f), 15 and 16 of this Agreement shall survive the termination for this Agreement.
     20. Jury Trial Waiver. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF UNDER, OR IN CONNETION WITH, THIS AGREEMENT OR ANY EXHIBIT OR OTHER ATTACHMENT HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER VERBAL OR WRITTEN) RELATING TO THE FOREGOING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

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[SIGNATURES APPEAR ON NEXT PAGE]

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     IN WITNESS WHEREOF, the parties have duly executed this Services Agreement as of the date first written above.

MCKESSON CAPITAL CORP:
By:
Its: Vice President and Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION
By:
Its: General Manager, Healthcare
Financial Services Equipment Finance
Signature Page to Service Agreement

EXHIBIT E
POST-CLOSING PARENT GUARANTY

Exhibit E
GUARANTY OF McKESSON CORPORATION
     To: General Electric Capital Corporation
     We request you to do business with McKesson Capital Corp., a Delaware corporation (hereinafter called “MCC”), which is a direct, wholly owned subsidiary of McKesson Corporation, a Delaware corporation. To induce you to do so, we guarantee to you that MCC will fully and promptly perform its obligations under (a) the Purchase Agreement dated as of the date hereof between you and MCC (the “Purchase Agreement”) and (b) the Services Agreement dated as of the date hereof between you and MCC (the “Services Agreement”), including, in the case of each of the Purchase Agreement and the Services Agreement, the obligations of MCC thereunder to pay money, perform services or provide indemnification.
     This guaranty shall terminate immediately upon an MCC Change of Control (as defined in the Services Agreement), except to the extent of any obligations of MCC arising under the Purchase Agreement or the Services Agreement prior thereto. Notwithstanding the foregoing, upon an MCC Change of Control, as a condition to the termination of this guaranty we will cause MCC to provide to you a substitute guaranty, or such other assurance, satisfactory to you that the obligations of MCC under the Purchase Agreement and the Services Agreement will be fulfilled.
     Our obligations under this guaranty are independent of and separate from the obligations of MCC. Upon the occurrence and during the continuance of any default by MCC, you can sue us separately from MCC, whether or not you sue MCC in such lawsuit and whether or not you sue MCC in a separate lawsuit. If you proceed with any course of action under this guaranty or against MCC, that choice shall not preclude you from taking any other course of action.
     We assume all responsibility for keeping informed of (a) the financial condition and assets of MCC, (b) all other circumstances bearing upon the risk of non-performance by MCC of its obligations under the Purchase Agreement and the Services Agreement, and (c) the nature, scope and extent of the risks which we assume and incur under this guaranty. We agree that you shall have no duty to advise us of information known to you regarding such circumstances or risks. We waive notice of your acceptance of this guaranty and of presentment, demand, protest and notice of non-performance.
     You may at any time, without our consent, without notice to us and without affecting or impairing our obligation under this guaranty, consent to the renewal, modification or extension of the Purchase Agreement and/or the Services Agreement by MCC, provided such renewal, modification or extension is approved by a duly authorized representative of MCC. This guaranty constitutes the complete understanding between you and us as to the subject matter hereof. This guaranty may be modified only in a written document signed by the party against whom the modification is sought to be enforced.
     The undersigned hereby represents and warrants that: (a) (i) the undersigned is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged and (ii) the undersigned has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under, this guaranty and has taken all necessary action to authorize its execution, delivery and performance of this guaranty; and (b) this guaranty constitutes a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles and an implied covenant of good faith and fair dealing.
     This guaranty is governed by, and shall be construed in accordance with, the laws of the State of California.
     The undersigned may not assign any of its rights or obligations hereunder without your express prior written consent. This guaranty may be assigned by you, without the consent of the undersigned. The undersigned agrees that if it receives written notice of an assignment from you, the undersigned will pay all amounts due hereunder to such assignee or as instructed by you. The undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. This guaranty shall bind our successors and permitted assigns, and shall inure to your successors and assigns.
     The undersigned agrees that its obligations under this guaranty shall be primary, absolute, continuing and unconditional and shall be unaffected by MCC’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting MCC or any of its assets. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against MCC or any its property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default under the Purchase Agreement or the Services Agreement. The undersigned agrees that this guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the obligations (or any part thereof) of MCC under the Purchase Agreement or the Services Agreement is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made.
     Executed at One Post Street, San Francisco, California and effective December ___, 2002
Guarantor: McKesson Corporation, a Delaware Corporation

By:
William R. Graber
Senior Vice President and Chief Financial Officer

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By:
Nicholas A. Loiacono
Vice President and Treasurer

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